                                            COMPANY REGISTRATION NUMBER 3294750




                          NETWORK SOLUTIONS GROUP LIMITED

                               FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31st JANUARY 1999







                                   ASHFORD READ
                    Chartered Accountants & Registered Auditors
                                40 Alexandra Road
                                    Freemantle
                                   Southampton
                                    Hampshire
                                     SO15 5DG

NETWORK SOLUTIONS GROUP LIMITED

FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999


CONTENTS                                                          PAGES
Officers and professional advisers                                1

The directors' report                                             2 to 3

Auditors' report to the shareholders                              4

Profit and loss account                                           5

Balance sheet                                                     6

Notes to the financial statements                                 7 to 9


THE FOLLOWING PAGES DO NOT FORM PART OF THE STATUTORY FINANCIAL STATEMENTS

Detailed profit and loss account                                  11

Notes to the detailed profit and loss account                     12

NETWORK SOLUTIONS GROUP LIMITED

OFFICERS AND PROFESSIONAL ADVISERS

THE BOARD OF DIRECTORS                    Mr A. P. Cowler
                                          Mr W. Bridgen
                                          Mr S. Sutton

COMPANY SECRETARY                         Mr A. P. Cowler

REGISTERED OFFICE                         12 Acorn Business Centre
                                          Northarbour Road
                                          Cosham
                                          Portsmouth
                                          Hampshire
                                          PO6 3TH

AUDITORS                                  Ashford Read
                                          Chartered Accountants
                                          & Registered Auditors
                                          40 Alexandra Road
                                          Freemantle
                                          Southampton
                                          Hampshire
                                          SO15 5DG

BANKERS                                   Barclays Bank Plc
                                          Soho Square Business Centre
                                          8-9 Hanover Square
                                          London
                                          W1A 4ZW

SOLICITORS                                Gurney-Champion & Co
                                          12 Edinburgh Road
                                          Portsmouth
                                          Hampshire
                                          PO1 1DJ

NETWORK SOLUTIONS GROUP LIMITED

THE DIRECTORS' REPORT

YEAR ENDED 31st JANUARY 1999

The directors present their report and the financial statements of the company for the year ended 31st January 1999.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was that of a holding company.

THE DIRECTORS AND THEIR INTERESTS IN SHARES OF THE COMPANY

The directors who served the company during the year together with their beneficial interests in the shares of the company were as follows:

                                                               ORDINARY SHARES OF L1 EACH
                                                AT 31 JANUARY 1999     AT 1 FEBRUARY 1998
                                                                            OR LATER DATE
                                                                           OF APPOINTMENT
Mr A. P. Cowler                                                 78                     40
Mr W. Bridgen                                                    -                     10
Mr S. Sutton                                                     -                     10
Mr J. C. Beckett      (Appointed 2 June 1998)                   22                      -
Mr I. C. Cocks        (Retired 2 June 1998)                      -                     40
                                                        ----------             ----------

Mr A. P. Cowler's beneficial interest arises from his position as a Trustee of the Surrey Design Partnership Limited Pension Scheme.

Mr J. C. Beckett's beneficial interest arises from his position as a Trustee of the J Beckett Funded Unapproved Retirement Benefit Scheme.

Mr J. C. Beckett resigned as a director of Network Solutions Group Limited, Network Solutions Limited and Network Solutions (Northern) Limited on 9th July 1999.

On 9th July 1999 the 22 shares held by the J. Beckett FURBS were transferred to the Surrey Design Partnership Limited Pension Scheme.

YEAR 2000 ISSUES

The directors have considered the risks and uncertainties associated with the year 2000 problem. During the year the companies within the group have taken steps to ensure that their internal computer systems are millennium compliant.

The directors have also assessed the possibility of year 2000 related failures in significant suppliers, all of whom have indicated that they are already dealing with the problem. Whilst it is impossible to guarantee that no year 2000 problems will remain, the directors are confident that the companies within the group will be able to deal promptly with any failures that may occur.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company at the end of the year and of the profit or loss for the year then ended.

NETWORK SOLUTIONS GROUP LIMITED

YEAR ENDED 31st JANUARY 1999

DIRECTORS' RESPONSIBILITIES (CONTINUED)

In preparing those financial statements, the directors are required to select suitable accounting policies, as described on page 7, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The directors must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

A resolution to re-appoint Ashford Read as auditors for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

SMALL COMPANY PROVISIONS

This report has been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985.

Registered office:                      Signed by order of the directors
12 Acorn Business Centre
Northarbour Road
Cosham
Portsmouth
Hampshire                               /s/ A. P. Cowler
PO6 3TH
                                        MR A. P. COWLER
                                        Company Secretary

Approved by the directors on 12 August 1999

NETWORK SOLUTIONS GROUP LIMITED

AUDITORS' REPORT TO THE SHAREHOLDERS

YEAR ENDED 31st JANUARY 1999

We have audited the financial statements on pages 5 to 9 which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999), under the historical cost convention and the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND THE AUDITORS

As described on pages 2 to 3, the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the company's state of affairs as at 31st January 1999 and of its loss for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.


                                        /s/ Ashford Read
40 Alexandra Road
Freemantle                              Chartered Accountants
Southampton                             & Registered Auditors
Hampshire
SO15 5DG

12 AUG 1999

NETWORK SOLUTIONS GROUP LIMITED

PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                               Note            1999         1998
                                                                L            L
TURNOVER                                                           -            -

Administrative expenses                                         (697)         (560)
                                                              ------        ------

OPERATING LOSS                                    3             (697)         (560)

Tax on loss on ordinary activities                                 -             -
                                                              ------        ------

LOSS FOR THE FINANCIAL YEAR                                     (697)         (560)

Balance brought forward                                         (560)            -
                                                              ------        ------

Balance carried forward                                       (1,257)         (560)
                                                              ------        ------
                                                              ------        ------


      The notes on pages 7 to 9 form part of these financial statements.

NETWORK SOLUTIONS GROUP LIMITED

BALANCE SHEET

31st JANUARY 1999

                                    Note               1999                  1998
                                                 L            L           L         L
FIXED ASSETS
Investments                         4                        10,100                  10,100

CREDITORS: Amounts falling due
  within one year                   5                       (11,257)                (10,560)
                                                           --------                --------
TOTAL ASSETS LESS CURRENT LIABILITIES                        (1,157)                   (460)
                                                           --------                --------

CAPITAL AND RESERVES
Called-up equity share capital      9                           100                     100
Profit and loss account                                      (1,257)                   (560)
                                                           --------                --------
DEFICIENCY                                                   (1,157)                   (460)
                                                           --------                --------
                                                           --------                --------

These financial statements have been prepared in accordance with the special provisions for small companies under Part VII of the Companies Act 1985 and with the Financial Reporting Standard for Smaller Entities (effective March
1999).

These financial statements were approved by the directors on the 12 AUGUST 1999, and are signed on their behalf by:


/s/ A. P. Cowler
----------------------
MR A. P. COWLER


      The notes on pages 7 to 9 form part of these financial statements.

NETWORK SOLUTIONS GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

1.   ACCOUNTING POLICIES

     BASIS OF ACCOUNTING
     The financial statements have been prepared under the historical cost convention, and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999).

     CONSOLIDATION
     In the opinion of the directors, the company and its subsidiary undertakings comprise a small group. The company has therefore taken advantage of the exemption provided by Section 248 of the Companies Act 1985 not to prepare group accounts.

     DEFERRED TAXATION
     Provision is made, under the liability method, to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is considered that a net liability may arise.

2.   GOING CONCERN

     At the balance sheet date the combined liabilities of the group exceeded its assets by L242,750. The day to day operation of the group is dependent upon support from its directors, associated companies, bankers and trade creditors. The support of the directors and associated companies has been confirmed for the foreseeable future. Subsequent to the year end increased banking facilities have been arranged by the principal trading subsidiary and significant measures have been taken to ensure improved management control and trading performance. These steps, together with the assumed continued support of the trade creditors, provide the directors with the opinion that it is appropriate to prepare the financial statements on the going concern basis.

3.   OPERATING LOSS

     Operating loss is stated after charging:

                                                     1999               1998
                                                      L                  L
     Directors' emoluments                               -                  -
     Auditors' fees                                    650                550
                                                   -------            -------

4.   INVESTMENTS

                                                                         L
     COST
     At 1st February 1998 and 31st January 1999                        10,100
                                                                      -------
     NET BOOK VALUE
     At 31st January 1999                                              10,100
                                                                      -------
                                                                      -------
     At 31st January 1998                                              10,100
                                                                      -------
                                                                      -------

NETWORK SOLUTIONS GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY 1999

4.   INVESTMENTS (CONTINUED)

     Under the provision of section 248 of the Companies Act 1985 the company is exempt from preparing consolidated accounts and has not done so, therefore the accounts show information about the company as an individual entity.

     The company has investments at par in two subsidiary companies as follows:

     NETWORK SOLUTIONS LIMITED (company number 3134838)

     100 ordinary shares of L1 each (100%); Nil ordinary "A" shares of L1 each (0%)

     Capital and reserves deficiency at balance sheet date: L212,745

     Retained loss for the year: L173,415

     NETWORK SOLUTIONS (NORTHERN) LIMITED (company number 3294807)

     10,000 ordinary shares of L1 each (100%)

     Capital and reserves deficiency at balance sheet date: L28,848

     Retained profit for the year: L10,988

5.   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                     1999               1998
                                                      L                  L
     Bank loans and overdrafts                          44                  2
     Amounts owned to group undertakings               563                  8
     Other creditors including:
     Other creditors                                10,000             10,000
     Accruals and deferred income                      650                550
                                                   -------            -------
                                                    11,257             10,560
                                                   -------            -------
                                                   -------            -------

6.   CONTINGENCIES

     A subsidiary, Network Solutions Limited, paid interim dividends of L35,600 (1998 - L42,000) to the holders of the Ordinary "A" shares in excess of distributable reserves. In the event of a winding up these dividends would be repayable to the subsidiary.

     Full details of this matter are disclosed within the financial statements of Network Solutions Limited.

7.   TRANSACTIONS WITH THE DIRECTORS

     Two directors had overdrawn loan accounts with Network Solutions Limited at the balance sheet date. The closing balances (and maximum amount outstanding during the year) were as follows: Mr W. Bridgen L7,326 (L7,326); and Mr. S. Sutton L3,383 (L3,383).

NETWORK SOLUTIONS GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31st JANUARY, 1999


8.   RELATED PARTY TRANSACTIONS

     The company was under the control of the directors (Mr. A. P. Cowler, Mr. W. Bridgen, Mr. S. Sutton and Mr. J. C. Beckett) throughout the year. The four directors are also the sole directors of both subsidiary companies, Network Solutions Limited and Network Solutions (Northern) Limited.

     At the balance sheet date L563 (1998 - L8) was owed by the company to Network Solutions Limited.

     Mr. A. P. Cowler is a director of and has a controlling interest in The Surrey Design Partnership Limited. At the balance sheet date the company owed L10,000 (1998 - L10,000) to The Surrey Design Partnership Limited. This amount is shown under "Creditors: amounts falling due within one year".

     Detailed disclosure of all related party transactions are made in the individual financial statements of each subsidiary.

9.   SHARE CAPITAL

     AUTHORISED SHARE CAPITAL:
                                                        1999             1998
                                                     L                L
     10,000 Ordinary shares of L1 each             100,000          100,000
                                                  -------          -------
                                                  -------          -------
     ALLOTTED, CALLED UP AND FULLY PAID:
                                                    1999             1998
                                                      L                L
     Ordinary share capital                           100              100
                                                  -------          -------
                                                  -------          -------

NETWORK SOLUTIONS GROUP LIMITED

MANAGEMENT INFORMATION

YEAR ENDED 31st JANUARY 1999






   The following pages do not form part of the statutory financial statements which are the subject of the auditors' report on page 4.

NETWORK SOLUTIONS GROUP LIMITED

DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                               1999             1998
                                                L                L
TURNOVER                                         -                 -

OVERHEADS
Administrative expenses                         697              560
                                              -----            -----
LOSS ON ORDINARY ACTIVITIES                    (697)            (560)
                                              -----            -----
                                              -----            -----

NETWORK SOLUTIONS GROUP LIMITED

NOTES TO THE DETAILED PROFIT AND LOSS ACCOUNT

YEAR ENDED 31st JANUARY 1999

                                                     1999             1998
                                                  L        L       L        L
ADMINISTRATIVE EXPENSES
GENERAL EXPENSES:
Sundry expenses                                    15                 -
Auditors remuneration                             650               550
                                               ------            ------
                                                            665              550
FINANCIAL COSTS:
Bank charges                                                 32               10
                                                         ------           ------
                                                            697              560
                                                         ------           ------
                                                         ------           ------